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                                                                    EXHIBIT 23.7

                         CONSENT OF ARTHUR ANDERSEN LLP

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated March 14, 1997 and March 9, 1995 included in Clear Channel Communications, Inc. Current Report on Form 8-K, filed April 17, 1997, and to all references to our Firm included in this registration statement.

                                                 /s/ ARTHUR ANDERSEN LLP

Phoenix, Arizona,
May 13, 1997